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Exhibit 10.28

Certain portions of this Exhibit marked by an ***
have been omitted pusuant to a Confidential
Treatment Request and such material has been
filed separately with the Securities and Exchange
Commission, as required by Rule 406 of Regulation C

Dear Mr. Shimizu,

        By this letter, we seek to confirm the understandings and oral agreements between Daito-Osim Health Care Appliances (Suzhou) Co., Ltd. ("Daito-Osim"), a Chinese corporation, and Daito Denki Kogyo ("Daito Denki"), a Japanese Kubushiki Kaisha, also doing business as Daito Electric Machine Industry Co. Ltd., on the one hand, and Interactive Health, LLC ("IH"), on the other, with respect to patents, copyrights, inventions, concepts, designs, prototypes, software, data, know-how, trade secrets and other proprietary information ("Intellectual Property") developed solely or jointly by the parties, and with respect to certain trademarks owned by IH.

        In particular, in connection with the Distribution Agreement dated as of August 24, 2000, by and between Daito-Osim and IH, as amended by the First Amendment to Distribution Agreement dated February 2003 and the side-letter dated June 12, 2003 (as amended, the "Distribution Agreement"), it is understood and agreed that, for the term of the Distribution Agreement:

        (a)   Daito Denki and Daito-Osim individually and jointly grant to IH a royalty-free license under all Intellectual Property solely or jointly owned or developed by Daito Denki and/or Daito-Osim ("Daito Intellectual Property") embodied in the Products to import, export, market, use, distribute and sell the Products in the territories set forth in Section 2 of the Distribution Agreement. Products within the scope of said license shall be manufactured by Daito Denki and/or Daito-Osim. Said license shall be exclusive in conformance with the exclusive licenses set forth in Section 2 of the Distribution Agreement, and non-exclusive in conformance with the non-exclusive licenses set forth in Section 2 of the Distribution Agreement. Said exclusive license shall be subject to the Exception to Exclusivity provisions of Section 2.2 of the Distribution Agreement, and the Termination of Exclusivity provisions of Sections 2.5 and 2.6 of the Distribution Agreement. *** without the prior written consent of Daito Denki. Exhibit 1 hereto contains a partial list of Daito Intellectual Property in the form of pending patent applications and issued patents relating to the Products, which list shall be amended from time to time to reflect all newly filed patent applications and issued patents relating to the Products.

        (b)   IH grants to Daito-Denki a royalty-free license under all Intellectual Property owned or developed by IH("IH Intellectual Property") embodied in the Products, other than Perfect Chair Products, to import, export, market, use, distribute and sell the Products in the territory consisting of Japan and Korea ("the Daito Denki Territory") and the Remaining International Territory. Said license shall be exclusive in the Daito Denki Territory and non-exclusive in the Remaining International Territory *** Exhibit 2 hereto contains a partial list of IH Intellectual Property in the form of pending patent applications and issued patents embodied in the Products, other than Perfect Chair Products, which list shall be amended from time to time to reflect all newly filed patent applications and issued patents relating to the Products, other than Perfect Chair Products.

        (c)   The parties shall cooperate with one another regarding the disclosure, naming of inventors, and filing of patent applications around the world covering Intellectual Property developed solely or jointly by the parties relating to the Products. In particular:

          (i)    for any inventions relating to the Products conceived solely by IH or its employees, agents or independent contractors ("IH Inventions"), IH shall have the first opportunity, at its sole expense, to file and prosecute patent applications covering said inventions;

          (ii)   for any inventions relating to the Products conceived solely by Daito Denki and/or Daito-Osim, or their employees, agents or independent contractors ("Daito Inventions"), Daito shall have the first opportunity, at its sole expense, to file and prosecute patent applications covering said inventions; and

*** Confidential treatment requested.

          (iii)  for any inventions conceived jointly by Daito Denki and/or Daito-Osim, or their employees, agents or independent contractors, on the one hand, and IH, or its employees, agents or independent contractors, on the other, and for any improvements made to inventions made by one party to an invention originated by the other, the parties shall consult with one another regarding the filing of patent applications and could be named as joint assignees in the future.

        (e)   IH grants to Daito Denki a license to use the trademarks listed in Exhibit 3 hereto owned by IH to sell Products, other than Perfect Chair Products, in the Daito Denki Territory and the Remaining International Territories. Said trademark license shall be exclusive in the Daito Denki Territory and non-exclusive in the Remaining International Territories. Said trademark license shall be subject to reasonable quality control monitoring by IH over the Products with which Daito Denki uses said trademarks.

        In the event of bankruptcy, insolvency, dissolution or shut down for any reason of any party to this Agreement, or material breach of the Distribution Agreement by any party to this Agreement (the "Non-Performing Party"), the remaining parties shall retain a license under Intellectual Property belonging to the Non-Performing Party necessary for the remaining parties to enjoy the rights granted herein, including without limitation to make, have made, import, export, use and sell the Products, notwithstanding any early termination of the Distribution Agreement resulting from such bankruptcy, insolvency, dissolution, shut down or breach, provided however that said license shall be temporary in nature and shall last only until the Non-Performing Party emerges from bankruptcy, resumes operation and/or performs its obligations under the Distribution Agreement.

        Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Distribution Agreement. The term "Products" as used herein shall have the meaning set forth in paragraph (b) of the side-letter dated June 12, 2003. The term "Remaining International Territories" as used herein shall have the meaning set forth in Section 1.2 of the First Amendment to the Distribution Agreement February 2003, and shall therefore consist of those countries and areas listed on Exhibit B of said First Amendment.

        The rights, licenses and obligations set forth herein shall be binding upon and inure to the benefit of the parties to this Agreement, as well as their successors and assigns.

        The undersigned have the full power and authority to enter into this Agreement and to bind the respective parties to the terms of this Agreement.

        If the foregoing is an accurate statement of our understandings and agreements, please execute a copy of this letter at your earliest convenience. We will treat a fully executed copy of this letter as an amendment to the Distribution Agreement to the extent that it may be read otherwise.

        Thank you again Shimizu-san, for your attention to this matter and for the continuing excellent relationship that our two companies share.

        Sincerely,

Craig P. Womack, CEO and COO the foregoing accepted and agreed to on behalf of Interactive Health LLC
ACCEPTED AND AGREED:
DAITO-OSIM HEALTH CARE APPLIANCES (SUZHOU) CO., LTD.
By:
Name:
Title:

Dated:

DAITO DENKI KOGYO, K.K.
By:
Name:
Title:
Dated:

EXHIBIT 1

Partial List of Daito Intellectual Property in the form of Issued Patents and Pending Patent Applications relating to the Products

Issued Patents

U.S. Patent 6,213,962, entitled "Roller Massaging Mechanism And Massaging Apparatus Incorporating The Same"

U.S. Patent 6,083,180, entitled "Vibrator-Type Massaging Device"

U.S. Patent 5,935,089, entitled "Tapping-Type Massaging Mechanism And Massage Device Containing The Same"

U.S. Patent 5,785,668, entitled "Foot Vibrator-Type Massaging Device With Kneading Balls And Vibrating Plate"

U.S. Patent 5,685,827, entitled "Roller Massaging Device"

U.S. Patent 5,305,738, entitled "Massage Device"

U.S. Patent D326525, entitled "Electric Kneader"

Japanese Patent JP 3377195, entitled "Massager For Lower Limb And Chair Type Massaging System Using This Massager"

Japanese Patent JP 3339849, entitled "Lower Leg Massager And Chair Type Massage Device Using The Same"

Japanese Patent JP 3392784, entitled, "Roller Massaging Mechanism And Massaging Device Having Mechanism Built Therein"

Japanese Patent JP 3046804, entitled "Roller Massage Machine"

Japanese Patent JP 3354576, entitled "Roller Massaging Mechanism And Massage Apparatus Incorporating The Same"

Japanese Patent JP 3143409, entitled "Tapping Type Massaging Mechanism And Massaging Apparatus Wherein This Mechanism Is Built"

Japanese Patent JP 3105411, entitled "Vibration Massaging Machine"

Japanese Patent JP 3347143, entitled "Roller Massaging Device"

Japanese Patent JP 1927547, entitled "Massager"

Patent Applications (Publications)

        U.S. Patent Publication 20020161316, entitled "Lower Leg Massager And Chair Type Massaging Apparatus Using The Same"

U.S. Patent Publication 20030006639, entitled "Legrest-Carrying Chair"

Japanese Patent Publication 2003-062024, entitled "Legrest-Carrying Chair"

Japanese Patent Publication 2003-038591, entitled "Four-Ball Type Massage Mechanism And Massage Apparatus Having The Same Built Therein"

Japanese Patent Publication 2003-019174, entitled "Massage Machine"

Japanese Patent Publication 2002-360652, entitled "Placing Type Massage Machine"

Japanese Patent Publication 2002-315805, entitled "Hand Grip Type Massaging Machine"

Japanese Patent Publication 2002-291821, entitled "Reciprocating Massage Apparatus"

Japanese Patent Publication 2002-282322, entitled "Hand-Held Massage Equipment"

Japanese Patent Publication 2002-263155, entitled "Massage Machine"

Japanese Patent Publication 2002-248142, entitled "Neck Massager"

Japanese Patent Publication 2002-000386, entitled "Reclining Device And Reclining Chair"

Japanese Patent Publication 2001-314471, entitled "Roller Massage Mechanism And Massager With The Same Built-In"

Japanese Patent Publication 2001-314470, entitled "Roller Massage Mechanism And Massager With The Same Built-In"

Japanese Patent Publication 2001-299849, entitled "Legless Chair Type Massage Machine"

Japanese Patent Publication 2001-017494, entitled "Massage Machine"

Japanese Patent Publication 2000-014733, entitled "Roller For Massaging Machine, And Massaging Machine"

Japanese Patent Publication 11-347083, entitled "Massager"

Japanese Patent Publication 10-216187, entitled "Massaging Machine"

Japanese Patent Publication 10-192355, entitled "Massage Device"

Japanese Patent Publication 10-174705, entitled "Tapping Massager"

Japanese Patent Publication 08-501914, entitled "Massaging Apparatus"

Japanese Patent Publication 07-517886, entitled "Foot Vibrator-Type Massaging Device With Kneader Balls And Vibrating Plate"

Japanese Patent Publication 06-237967, entitled "Hand-Holding Type Massage Machine"

Japanese Patent Publication 06-209974, entitled "Vibration Type Massage Machine"

Japanese Patent Publication 04-026420, entitled "Massage Machine"

PCT Patent Application WO 94/13245, entitled "Device For Producing Massaging Action"

All United States and foreign patents and patent applications (publications), all United States and foreign continuation, continuation-in-part, and divisional applications, and reexamination and reissue patents which claim priority, in whole or in part, of any of the above listed patents or patent applications (publications).

EXHIBIT 2

Issued Patents Owned by Interactive Health

TITLE	PATENT NO.	ISSUED	COUNTRY/ ENTITY	STATUS
ISSUED PATENTS
1. HAND-HELD MASSAGER	D329291	09/08/1992	U.S.	ISSUED
2. HAND-HELD MASSAGER	D329,292	09/08/1992	U.S.	ISSUED
3. FOOT MASSAGER	D330,256	10/13/1992	U.S.	ISSUED
4. HAND-HELD MASSAGER	D331,467	12/01/1992	U.S.	ISSUED
5. HAND-HELD MASSAGER	D342,138	12/07/1993	U.S.	ISSUED
6. HAND-HELD MASSAGER	D342,139	12/07/1993	U.S.	ISSUED
7. HAND-HELD VIBRATOR	D353,096	09/06/1994	U.S.	ISSUED
8. HELD-HELD MASSAGER	D360,695	07/25/1995	U.S.	ISSUED
9. FOOT MASSAGER	D367,931	03/12/1996	U.S.	ISSUED
10. FINGER MASSAGE APPARATUS	5,601,529	02/11/1997	U.S.	ISSUED
11. HAND-HELD MASSAGER	D383,849	09/16/1997	U.S.	ISSUED
12. FINGER MASSAGE APPARATUS	D397,224	08/18/1998	U.S.	ISSUED
13. HAND-HELD VIBRATORY MASSAGER	5,925,002	07/20/1999	U.S.	ISSUED
EXPIRED PATENTS
14. VIBRATING MASSAGE APPARATUS	5,437,607	08/01/1995	U.S.	EXPIRED

Pending Patent Applications Owned by Interactive Health

INVENTION TITLE	APP. NO.	FILED	COUNTRY/ ENTITY	STATUS
1. IMPROVED MASSAGING DEVICE FOR CHAIRS	09/632315	08/04/2000	U.S.	PENDING
2. IMPROVED MASSAGING DEVICE FOR CHAIRS	US00/21516	08/04/2000	PCT	PENDING
3. IMPROVED MASSAGING DEVICE FOR CHAIRS	Q0952596.5	08/04/2000	European Community	PENDING
4. IMPROVED MASSAGING DEVICE FOR CHAIRS	10/045995	10/19/2001	U.S.	PENDING PUBLISHED 06/27/2002
5. IMPROVED MASSAGING DEVICE FOR CHAIRS	US01/50795	10/10/2001	PCT	PENDING PUBLISHED 05/01/2003
6. WARM AIR MASSAGER	09/880411	06/11/2001	U.S.	PENDING PUBLISHED 06/13/2002
7. WARM AIR MASSAGER	US01/40949	06/11/2001	PCT	PENDING PUBLISHED 12/13/2001
8. WARM AIR FOOT MASSAGE	10/072332	02/05/2002	U.S.	PENDING
9. MASSAGE CHAIR INTENSITY CONTROL	05/06/2003	U.S.	PENDING
10. CHAIR WITH EXTENDABLE FOOTREST	05/21/2003	U.S.	PENDING

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  Exhibit 10.28